UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 14, 2008

SeraCare Life Sciences, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-33045	33-0056054
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

37 Birch Street, Milford, Massachusetts		01757
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(508) 244-6400

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On August 14, 2008, the Company issued a press release announcing the filing of the Company's Quarterly Report for the quarter ended June 30, 2008. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K. This information is being furnished under Item 2.02 and shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liability of this section.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SeraCare Life Sciences, Inc.

August 14, 2008	By:	/s/ Gregory A. Gould

Name: Gregory A. Gould
Title: Chief Financial Officer, Treasurer and Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press Release issued by SeraCare Life Sciences, Inc. dated August 14, 2008